POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED JANUARY 11, 2011 TO THE PROSPECTUS
DATED AUGUST 31, 2010 (THE "PROSPECTUS") OF:

PowerShares Buyback AchieversTM Portfolio
PowerShares Dividend AchieversTM Portfolio
PowerShares Financial Preferred Portfolio
PowerShares High Yield Equity Dividend AchieversTM Portfolio
PowerShares International Dividend AchieversTM Portfolio

Effective immediately, all references to the "Wells Fargo® Hybrid and Preferred Financial Index" are hereby deleted and replaced with "Wells Fargo® Hybrid and Preferred Securities Financial Index."

Effective January 31, 2011, the last paragraph of the section in the Prospectus titled "Additional Information About the Funds' Summaries and Risks—Principal Investment Strategies—Wells Fargo® Hybrid and Preferred Financial Index" is hereby deleted and replaced with the following:

The Underlying Index does not include trust preferred securities, convertible preferred shares, securities subject to sinking fund provisions, shares in closed-end funds, municipal securities, sovereign securities or repackaged securities linked to a security, a basket of securities or an index.

The Underlying Index is calculated using a market capitalization weighting methodology applied in conjunction with the monthly adjustments. The weight of any component security may not account for more than 20% of the total value of the Underlying Index. Component securities greater than 20% of the Underlying Index are reduced to individually represent 20% of the value of the Underlying Index. The aggregate amount by which all components over 20% is reduced is redistributed proportionately across the remaining components that represent less than 20% of the Underlying Index value. After this redistribution, if any other component exceeds 20%, the component is set to 20% of the Underlying Index value and the redistribution is repeated. (The 20% weight limit above applies to constituent securities, not issuers. An issuer may represent more than 20% of the Underlying Index, but a single security may not.) In addition, the sum of the issuers with a weight greater than 4.5% cannot exceed 45% of the total weight. If the aforementioned 45% cap is breached, all the issuers are ranked in descending order of their weights and the first stock that causes the 45% limit to be breached is identified. The weight of this issuer is then reduced either till the rule is satisfied or it reaches 4.5%. If the issuer to be reduced has multiple component securities included in the Underlying Index the securities will be reduced on a pro-rata basis determined by market capitalization. This excess weight is proportionally redistributed to all issuers with weights below 4.5%. This process will be repeated until the 45% rule is satisfied. (The 4.5% weight limit above applies to issuers, not constituent securities. A constituent security may represent more than 4.5% of the Underlying Index.) The Underlying Index is subject to monthly rebalancing adjustments. All outstanding preferred stocks are tested for suitability based on eligibility criteria. Stocks that are deemed qualified are added to the Underlying Index as component securities whereas those that are deemed inappropriate are excluded from the reconstitution of the Underlying Index. Rebalancing also can occur following specific events such as redemption, tenders, green-shoes and overallotments, re-openings, rights offerings, stock splits and suspension from trading on an exchange. These events will require a daily adjustment or directly influence the next monthly adjustments.

Please Retain This Supplement For Future Reference.

P-PS-PRO-STK-1 1/11/11